                                                              EXHIBIT (h)(15)(b)

                   Amendment No. 1 to Participation Agreement
                                      Among
                       Oppenheimer Variable Account Funds,
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

The participation agreement, dated as of December 1, 1999, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

     1. Schedules 2 and 3 of the Agreement are hereby deleted in their entirety and replaced with Schedules 2 and 3 attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated as of July __, 2005.

Oppenheimer Variable Account Funds

By:
       --------------------------------
Name:
       --------------------------------
Title:
       --------------------------------


OppenheimerFunds, Inc.

By:
       --------------------------------
Name:
       --------------------------------
Title:
       --------------------------------


American General Life Insurance Company   [Corporate Seal]

By:                                       Attest:
       --------------------------------          -------------------------------
Name:                                     Name:
       --------------------------------          -------------------------------
Title:                                    Title:
       --------------------------------          -------------------------------

                                   SCHEDULE 2


Portfolios of Oppenheimer Variable Account Funds:

Oppenheimer High Income Fund/VA - Initial Class

Oppenheimer Balanced Fund/VA - Initial Class

Oppenheimer Global Securities Fund/VA - Initial Class

                                   SCHEDULE 3


The One VUL Solution(sm) Variable Life Insurance
Policy Form No. 99615

AG Legacy Plus Variable Life Insurance
Policy Form No. 99616

AGL Platinum Investor II Variable Life Insurance
Policy Form No. 97610
Effective: May 1, 2003

AGL Platinum Investor III Variable Life Insurance
Policy Form No. 00600
Effective: May 1, 2003

AGL Platinum Investor Survivor Variable Life Insurance
Policy Form No. 99206
Effective: May 1, 2003

AGL Platinum Investor Survivor II Variable Life Insurance
Policy Form No. 01206
Effective: May 1, 2003

AGL Platinum Investor PLUS Variable Life Insurance
Policy Form No. 02600
Effective: May 1, 2003

AGL Platinum Investor FlexDirector Variable Life Insurance
Policy Form No. 03601
Effective: January 15, 2004

AGL Platinum Investor Immediate Variable Annuity
Policy Form No. 03017
Effective: January 15, 2004

AGL Corporate America Variable Life Insurance
Policy Form No. 99301
Effective: January 15, 2004

AGL Platinum Investor IV
Policy Form No. 04604
Effective: January 1, 2005

                                        3